UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08587

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 18

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2023

Date of reporting period:	11/30/2023

Item 1 – Reports to Stockholders

PGIM JENNISON MLP FUND

ANNUAL REPORT

NOVEMBER 30, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2024 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison MLP Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2023.

Although central banks raised interest rates to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Stocks rallied early in the period and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison MLP Fund

January 12, 2024

PGIM Jennison MLP Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/23

	One Year (%)	Five Years (%)	Since Inception (%)

Class A

(with sales charges)	2.66	7.52	2.08 (12/18/2013)

(without sales charges)	8.63	8.75	2.66 (12/18/2013)

Class C

(with sales charges)	6.88	7.96	1.90 (12/18/2013)

(without sales charges)	7.88	7.96	1.90 (12/18/2013)

Class Z

(without sales charges)	9.06	9.10	2.95 (12/18/2013)

Class R6

(without sales charges)	9.04	9.16	5.63 (1/26/2018)

Alerian MLP Index

	23.29	10.33	—

S&P 500 Index

	13.84	12.51	—

Average Annual Total Returns as of 11/30/23 Since Inception (%)

	Class A, Class C, Class Z	Class R6

	(12/18/2013)	(1/26/2018)

Alerian MLP Index	2.15	7.12

S&P 500 Index	11.64	10.52

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Alerian MLP Index, by portraying the initial account values at the commencement of operations for Class Z shares (December 18, 2013) and the account values at the end of the current fiscal year (November 30, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison MLP Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

Alerian MLP Index—The Alerian MLP Index is an unmanaged index and the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, and capitalization-weighted index is comprised of securities that earn the majority of their cash flow from midstream activities involving energy commodities. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of these expenses.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

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Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 11/30/23

Ten Largest Holdings	Line of Business	% of Net Assets

Energy Transfer LP	Oil & Gas Storage & Transportation	12.0%

Targa Resources Corp.	Oil & Gas Storage & Transportation	10.3%

Plains GP Holdings LP (Class A Stock)	Oil & Gas Storage & Transportation	9.9%

Enterprise Products Partners LP	Oil & Gas Storage & Transportation	9.8%

MPLX LP	Oil & Gas Storage & Transportation	9.7%

Cheniere Energy, Inc.	Oil & Gas Storage & Transportation	8.4%

EnLink Midstream LLC, UTS	Oil & Gas Storage & Transportation	6.9%

Williams Cos., Inc. (The)	Oil & Gas Storage & Transportation	5.6%

ONEOK, Inc.	Oil & Gas Storage & Transportation	5.5%

Equitrans Midstream Corp.	Oil & Gas Storage & Transportation	5.2%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison MLP Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison MLP Fund’s Class Z shares returned 9.06% in the 12-month reporting period that ended November 30, 2023, underperforming the 23.29% return of the Alerian MLP Index (the Index).

What were the market conditions?

•

Prior to the start of the reporting period, in June 2022, inflation rose above 9%, the highest level in four decades. Between March 2022 and July 2023, the US Federal Reserve (Fed) raised the federal funds rate 11 times, from near zero to a range of 5.25%–5.50%, reflecting the Fed’s urgency in reestablishing price stability.

•

Calendar year 2022 ended with investors uncertain about inflationary pressures and Fed policy, heightened geopolitical tensions, war in Ukraine, and expectations that US economic growth would slow and could enter a recession. Companies took aggressive steps to rationalize costs, expecting a more challenging environment ahead. In this environment, stocks generally continued to underperform, as they had earlier in 2022.

•

In the first half of 2023, the economy delivered better-than-feared results, with continued—albeit moderating—growth led by resilient consumer spending amid ongoing labor market strength. As inflationary pressures eased, the Fed slowed the pace of monetary tightening, which encouraged investors, as did stronger-than-expected earnings reports. Investors appeared to be surprised that many companies were able to effectively cut their costs and stabilize profit margins, enabling them to exceed Wall Street expectations.

•

In late summer, markets stumbled again in the face of the increasing likelihood that the Fed would maintain rates at elevated levels for longer than previously expected, due to rising energy prices, sustained wage pressures, and the broad persistence of above-target inflation. By the end of the third quarter, macroeconomic and political developments added to investor unease. Threats of a federal government shutdown, strikes at several US auto makers, and tensions with China made the path to slower growth and a soft landing appear more problematic. Oil prices moved higher in the second half of the year in response to coordinated supply restraints implemented by the OPEC group of oil exporting nations, which drove a subsequent rebound in gasoline prices. US consumer confidence ticked down over the summer months while employment and home prices held firm.

•

The equity markets bounced back strongly in November as the 10-year US Treasury yield pulled back, and the aforementioned political and labor issues were resolved. Oil prices retreated into the fourth quarter on rising demand concerns and disagreement within OPEC over production quotas.

•	Against this backdrop, the performance of energy commodities cooled from the prior year. West Texas Intermediate (WTI) crude oil prices lost ground (–5.7%), but natural

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gas fared much worse. After plummeting more than 70% in a two-month period over the winter—in large part due to warmer-than-anticipated weather—Henry Hub (HH) prices stabilized at much lower levels. Natural gas ended the period down almost 60%.

•

Despite weak commodity prices, midstream energy benefited from solid volume growth and strong free cash flow generation, significantly outperforming not only the broader market, but all other energy subsectors. MLPs drove the outperformance, as they closed a years-long gap in performance with their C-Corporation (C-Corp) peers.

•

Midstream companies continued to exercise discipline, opting to use their strong free cash flow to maintain and grow distributions, repurchase shares, and delever, while largely funding capital expenditures internally. The period also saw a spate of merger and acquisition activity, and the consolidation of several large competitors.

What worked?

•	Relative to the Index, lack of exposure to small-cap MLPs was a positive contributor to performance. Not having any exposure to propane companies contributed very modestly as well.

What didn’t work?

•

Far and away, the most significant detractor from relative performance was stock selection across all segments. In particular, the Fund held much higher exposure to C-Corps than limited partners (LPs). As mentioned above, after years of LPs underperforming C-Corps, the dynamic reversed during the reporting period. This dynamic had the largest effect on the Fund’s relative performance within the diversified midstream segment. While an underweight to Magellan Midstream Partners LP was the most significant individual detractor, other meaningful detractors included ONEOK, Inc. and The Williams Companies, Inc., both of which are C-Corps not in the Index.

•

An overweight allocation to natural gas pipes & storage, combined with stock selection (C-Corps Cheniere Energy, Inc., New Fortress Energy, Inc., and NextDecade Corp.) in the segment also significantly detracted from relative performance. The same dynamic occurred within the gathering & processing (G&P) segment, where a modest overweight weighed on relative returns, further exacerbated by unfavorable stock selection. Within G&P, Equitrans Midstream Corp. and DT Midstream, Inc., both C-Corps not in the Index, detracted most.

•	The Fund also held out-of-Index exposure to utilities within midstream infrastructure and integrated oil & gas, which detracted from relative returns.

Current outlook

•

Midstream energy has successfully transformed itself over the last few years, positioning the group well for both the near and long term. Actions taken before and during the COVID-19 pandemic resulted in behavioral changes that remain in place today. While the macroeconomic uncertainties that weighed on midstream energy during the first half of 2023 persist, third-quarter performance was very strong relative

PGIM Jennison MLP Fund    9

Strategy and Performance Overview* (continued)

to both the energy sector and the broader market, as represented by the S&P 500 Index, with the trend continuing into the fourth quarter. Midstream continues to generate above-average cash flow yields, yet trades at a significant valuation discount to the broader market. Jennison believes that this disconnect presents an opportunity, given the significant transformation in the sector.

•

Earnings results have been strong, with both dividends and cash flow increasing, and share buybacks continue to play an important role in capital allocation decisions, providing stock valuation support. While some of 2022’s strong tailwinds (i.e., record commodity prices) have dissipated, tremendous balance sheet strength and attractive valuations should buoy the sector. Capital discipline continues to drive management decisions, and while export demand-driven growth opportunities have begun to emerge, Jennison continues to believe the sector will operate judiciously, remaining free cash flow positive and returning capital to shareholders.

•

Having evolved into a stronger, more sustainable sector these last few years through greater management focus on balance sheet strength and capital allocation discipline, midstream is entering a phase that presents opportunities related to traditional oil and gas assets, as well as renewables. Demand for traditional energy sources will continue to increase for decades, as all forms of energy will be necessary to meet the needs of a growing and developing planet. According to the United Nations, about 660 million people will still lack access to electricity and close to 2 billion people will still rely on polluting fuels and technologies for cooking by 2030. While renewables will continue to grow in share of power generation, hydrocarbons, such as natural gas, will help reduce CO2 emissions and fill the intermittent void when solar and wind are not available. In addition, fossil fuels are not solely used to generate electricity: oil and gas derivatives are key feed stocks for chemical manufacturing and are found in almost every consumer product we use every day. Simply put, the world cannot afford to overlook cleaner forms of traditional energy if we expect to meet current and future needs. The ‘energy transition’ requires ‘energy addition.’

•

Jennison also believes that the adaptability of midstream assets is greatly underappreciated. In the years to come, carbon capture and sequestration efforts that help to reduce CO2 — some currently underway — will rely on the use of midstream infrastructure. Over the long term, midstream assets can be converted to transport and store forms of energy other than traditional hydrocarbons, such as hydrogen. Companies that are able to navigate the new energy landscape will emerge as winners. Those that are tied to US natural gas plays, have exposure to the gas export story and Liquified Natural Gas, have integrated asset systems with multiple touch points across the entire energy value chain, and have strong management teams committed to implementing and continuing the reforms of the last few years, including ESG (environmental, social and governance), in Jennison’s view, are best positioned to succeed.

•

Jennison continues to believe that natural gas will play a key role in our energy future, even as renewables’ share grows. Both present opportunities for midstream energy infrastructure. The market has largely ignored the long-term, sustainable value of

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some of these unique networks, and as a result, the intrinsic and terminal asset values of these companies are being substantially underappreciated. The fact remains that most midstream assets possess high barriers to entry, are non-discretionary (i.e., must be used to transport energy), are truly essential to a functioning US and global economy, and will absolutely be a part of our future.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Jennison MLP Fund    11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). The expenses in the table reflect current/deferred tax expenses, as applicable. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison MLP Fund		Beginning Account Value June 1, 2023	Ending Account Value November 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,166.20	1.47%	$ 7.98

	Hypothetical	$1,000.00	$1,017.70	1.47%	$ 7.44

Class C	Actual	$1,000.00	$1,162.30	2.19%	$11.87

	Hypothetical	$1,000.00	$1,014.09	2.19%	$11.06

Class Z	Actual	$1,000.00	$1,168.00	1.18%	$ 6.41

	Hypothetical	$1,000.00	$1,019.15	1.18%	$ 5.97

Class R6	Actual	$1,000.00	$1,167.50	1.09%	$ 5.92

	Hypothetical	$1,000.00	$1,019.60	1.09%	$ 5.52

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2023, and divided by the 365 days in the Fund’s fiscal year ended November 30, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison MLP Fund    13

Schedule of Investments

as of November 30, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 107.0%

COMMON STOCKS 56.5%

Integrated Oil & Gas 2.6%

Shell PLC (Netherlands), ADR	213,999	$14,081,134

Oil & Gas Storage & Transportation 53.9%

Antero Midstream Corp.	937,261	12,484,317
Cheniere Energy, Inc.	247,094	45,008,172
DT Midstream, Inc.	229,049	13,122,217
EnLink Midstream LLC, UTS*	2,716,121	37,129,374
Equitrans Midstream Corp.	2,981,035	27,962,108
Kinetik Holdings, Inc.	505,611	18,384,016
New Fortress Energy, Inc.	256,366	9,864,964
NextDecade Corp.*	973,009	4,855,315
ONEOK, Inc.	432,669	29,789,261
Pembina Pipeline Corp. (Canada)	170,076	5,685,641
Targa Resources Corp.	612,514	55,401,891
Williams Cos., Inc. (The)	823,890	30,310,913

		289,998,189

TOTAL COMMON STOCKS (cost $212,989,181)		304,079,323

MASTER LIMITED PARTNERSHIPS 50.5%

Oil & Gas Refining & Marketing 1.0%

Sunoco LP	104,625	5,718,802

Oil & Gas Storage & Transportation 49.5%

Energy Transfer LP	4,654,670	64,653,366
Enterprise Products Partners LP	1,963,548	52,583,815
Hess Midstream LP (Class A Stock)	182,834	5,949,418
MPLX LP	1,437,041	52,394,515
NuStar Energy LP	315,400	6,005,216
Plains All American Pipeline LP	388,846	6,174,875

See Notes to Financial Statements.

PGIM Jennison MLP Fund    15

Schedule of Investments    (continued)

as of November 30, 2023

Description	Shares	Value

MASTER LIMITED PARTNERSHIPS (Continued)

Oil & Gas Storage & Transportation (cont’d.)

Plains GP Holdings LP (Class A Stock)*	3,285,493	$53,093,567
Western Midstream Partners LP	859,941	25,643,441

		266,498,213

TOTAL MASTER LIMITED PARTNERSHIPS (cost $181,309,505)		272,217,015

TOTAL LONG-TERM INVESTMENTS (cost $394,298,686)		576,296,338

SHORT-TERM INVESTMENT 1.5%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (cost $8,091,030)(wb)	8,091,030	8,091,030

TOTAL INVESTMENTS 108.5% (cost $402,389,716)		584,387,368
Liabilities in excess of other assets (8.5)%		(45,653,981)

NET ASSETS 100.0%		$538,733,387

Below is a list of the abbreviation(s) used in the annual report:

ADR — American Depositary Receipt

LP — Limited Partnership

SOFR — Secured Overnight Financing Rate

UTS — Unit Trust Security

*	Non-income producing security.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

The following is a summary of the inputs used as of November 30, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Integrated Oil & Gas	$14,081,134	$—	$—
Oil & Gas Storage & Transportation	289,998,189	—	—
Master Limited Partnerships
Oil & Gas Refining & Marketing	5,718,802	—	—
Oil & Gas Storage & Transportation	266,498,213	—	—
Short-Term Investment
Affiliated Mutual Fund	8,091,030	—	—

Total	$584,387,368	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2023 were as follows:

Oil & Gas Storage & Transportation	103.4%
Integrated Oil & Gas	2.6
Affiliated Mutual Fund	1.5
Oil & Gas Refining & Marketing	1.0

108.5
Liabilities in excess of other assets	(8.5)

100.0%

See Notes to Financial Statements.

PGIM Jennison MLP Fund    17

Statement of Assets and Liabilities

as of November 30, 2023

Assets

Investments at value:
Unaffiliated investments (cost $394,298,686)	$576,296,338
Affiliated investments (cost $8,091,030)	8,091,030
Receivable for Fund shares sold	637,170
Dividends receivable	209,908
Tax reclaim receivable	198,880
Prepaid expenses	3,299

Total Assets	585,436,625

Liabilities

Deferred tax liability	43,511,735
Payable for Fund shares purchased	2,476,616
Management fee payable	435,069
Accrued expenses and other liabilities	185,009
Distribution fee payable	34,321
Current tax liability	33,249
Franchise tax payable	21,169
Trustees’ fees payable	3,987
Affiliated transfer agent fee payable	2,083

Total Liabilities	46,703,238

Net Assets	$538,733,387

Net assets were comprised of:
Shares of beneficial interest, at par	$73,611
Paid-in capital in excess of par	469,014,016
Total distributable earnings (loss)	69,645,760

Net assets, November 30, 2023	$538,733,387

See Notes to Financial Statements.

Class A

Net asset value, offering price and redemption price per share, ($39,391,034 ÷ 5,528,934 shares of beneficial interest issued and outstanding)	$7.12
Maximum sales charge (5.50% of offering price)	0.41

Maximum offering price to public	$7.53

Class C

Net asset value, offering price and redemption price per share, ($31,066,655 ÷ 4,845,048 shares of beneficial interest issued and outstanding)	$6.41

Class Z

Net asset value, offering price and redemption price per share, ($411,752,366 ÷ 55,623,178 shares of beneficial interest issued and outstanding)	$7.40

Class R6

Net asset value, offering price and redemption price per share, ($56,523,332 ÷ 7,613,607 shares of beneficial interest issued and outstanding)	$7.42

See Notes to Financial Statements.

PGIM Jennison MLP Fund    19

Statement of Operations

Year Ended November 30, 2023

Net Investment Income (Loss)

Income
Unaffiliated distributions and dividend income (net of $113,718 foreign withholding tax)	$37,702,822
Less: Return of capital on distributions	(27,560,915)
Affiliated dividend income	263,128

Total income	10,405,035

Expenses
Management fee	5,272,259
Distribution fee(a)	432,421
Transfer agent’s fees and expenses (including affiliated expense of $17,812)(a)	485,116
Professional fees	143,702
Registration fees(a)	72,527
Audit fee	63,070
Custodian and accounting fees	58,041
Franchise tax expense	21,169
Shareholders’ reports	20,360
Trustees’ fees	18,527
Miscellaneous	28,951

Total expenses	6,616,143
Less: Distribution fee waiver(a)	(19,016)

Net expenses	6,597,127

Net Investment income (loss), before current and deferred taxes	3,807,908
Current and deferred tax expense	(779,814)

Net investment income (loss), after taxes	3,028,094

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	61,042,494
Current and deferred tax expense	(12,501,670)
Foreign currency transactions	4,378

48,545,202

Net change in unrealized appreciation (depreciation) on:
Investments	(10,501,931)
Current and deferred tax benefit	2,150,807
Foreign currencies	(668)

(8,351,792)

Net gain (loss) on investment and foreign currency transactions, after current and deferred taxes	40,193,410

Net Increase (Decrease) In Net Assets Resulting From Operations	$43,221,504

See Notes to Financial Statements.

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6

Distribution fee	114,094	318,327	—	—
Transfer agent’s fees and expenses	39,318	26,066	418,976	756
Registration fees	17,162	15,117	27,931	12,317
Distribution fee waiver	(19,016)	—	—	—

See Notes to Financial Statements.

PGIM Jennison MLP Fund    21

Statements of Changes in Net Assets

	Year Ended November 30,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss), after taxes	$3,028,094	$(108,097)
Net realized gain (loss) on investment and foreign currency transactions, after current and deferred taxes	48,545,202	27,639,999
Net change in unrealized appreciation (depreciation) on investments and foreign currencies, after current and deferred taxes	(8,351,792)	99,314,843

Net increase (decrease) in net assets resulting from operations	43,221,504	126,846,745

Dividends and Distributions
Distributions from distributable earnings
Class A	(2,692,982)	(2,074,064)
Class C	(2,441,063)	(2,066,733)
Class Z	(27,134,134)	(22,808,497)
Class R6	(3,684,417)	(3,195,741)

	(35,952,596)	(30,145,035)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	81,933,398	180,064,293
Net asset value of shares issued in reinvestment of dividends and distributions	35,906,655	30,105,351
Cost of shares purchased	(149,112,692)	(166,645,676)

Net increase (decrease) in net assets from Fund share transactions	(31,272,639)	43,523,968

Total increase (decrease)	(24,003,731)	140,225,678

Net Assets:

Beginning of year	562,737,118	422,511,440

End of year	$538,733,387	$562,737,118

See Notes to Financial Statements.

Financial Highlights

Class A Shares

	Year Ended November 30,

	2023	2022	2021		2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.03	$5.76	$4.42		$5.87	$6.50
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.02)	(-	)(b)(c)	0.02	- (c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.53	1.68	1.66		(1.12)	(0.18)
Total from investment operations	0.56	1.66	1.66		(1.10)	(0.18)
Less Dividends and Distributions:
Dividends from net investment income	(0.47)	(0.39)	(0.11)		-	-
Tax return of capital distributions	-	-	(0.21)		(0.35)	(0.45)
Total dividends and distributions	(0.47)	(0.39)	(0.32)		(0.35)	(0.45)
Net asset value, end of year	$7.12	$7.03	$5.76		$4.42	$5.87
Total Return(d):	8.63%	29.47%	37.90%		(18.96)%	(3.24)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$39,391	$38,163	$28,139		$20,308	$45,620
Average net assets (000)	$38,031	$33,865	$25,733		$28,294	$51,347
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement, before taxes	1.47%	1.48%	1.50%		1.50%	1.47%
Expenses after waivers and/or expense reimbursement, after taxes(f)	3.58%	7.35%	1.02%		1.97%	1.43%
Expenses before waivers and/or expense reimbursement, before taxes	1.52%	1.53%	1.55%		1.57%	1.52%
Net investment income (loss)	0.46%	(0.26)%	(0.03)%		0.44%	0.05%
Net investment income (loss), after taxes(g)	0.31%	(0.26)%	(0.03)%		0.45%	0.05%
Portfolio turnover rate(h)	40%	37%	42%		45%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Tax estimate for the ratio calculation is derived from the net investment income (loss), realized and unrealized gains (losses).
(g)	Tax estimate for the ratio calculation is derived from the net investment income (loss) only.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison MLP Fund    23

Financial Highlights (continued)

Class C Shares

	Year Ended November 30,

	2023		2022	2021		2020		2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.42		$5.33	$4.14		$5.56		$6.22
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(b)	(0.06)	(0.03	)(b)	(0.02	)(b)	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.47		1.54	1.54		(1.05)		(0.18)
Total from investment operations	0.46		1.48	1.51		(1.07)		(0.21)
Less Dividends and Distributions:
Dividends from net investment income	(0.47)		(0.39)	(0.11)		-		-
Tax return of capital distributions	-		-	(0.21)		(0.35)		(0.45)
Total dividends and distributions	(0.47)		(0.39)	(0.32)		(0.35)		(0.45)
Net asset value, end of year	$6.41		$6.42	$5.33		$4.14		$5.56
Total Return(c):	7.88%		28.44%	36.83%		(19.49)%		(3.89)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$31,067		$34,626	$27,871		$22,823		$38,772
Average net assets (000)	$31,833		$31,511	$27,590		$27,522		$47,560
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement, before taxes	2.20%		2.21%	2.23%		2.25%		2.21%
Expenses after waivers and/or expense reimbursement, after taxes(e)	4.31%		8.08%	1.75%		2.72%		2.17%
Expenses before waivers and/or expense reimbursement, before taxes	2.20%		2.21%	2.23%		2.25%		2.21%
Net investment income (loss)	(0.20)%		(0.96)%	(0.68)%		(0.38)%		(0.56)%
Net investment income (loss), after taxes(f)	(0.35)%		(0.96)%	(0.68)%		(0.37)%		(0.56)%
Portfolio turnover rate(g)	40%		37%	42%		45%		23%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Tax estimate for the ratio calculation is derived from the net investment income (loss), realized and unrealized gains (losses).
(f)	Tax estimate for the ratio calculation is derived from the net investment income (loss) only.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class Z Shares

	Year Ended November 30,

	2023	2022		2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.26	$5.93		$4.53	$5.98	$6.60
Income (loss) from investment operations:
Net investment income (loss)	0.06	-	(b)(c)	0.02	0.03	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.55	1.72		1.70	(1.13)	(0.19)
Total from investment operations	0.61	1.72		1.72	(1.10)	(0.17)
Less Dividends and Distributions:
Dividends from net investment income	(0.47)	(0.39)		(0.11)	-	-
Tax return of capital distributions	-	-		(0.21)	(0.35)	(0.45)
Total dividends and distributions	(0.47)	(0.39)		(0.32)	(0.35)	(0.45)
Net asset value, end of year	$7.40	$7.26		$5.93	$4.53	$5.98
Total Return(d):	9.06%	29.64%		38.32%	(18.60)%	(2.89)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$411,752	$425,535		$323,886	$252,513	$352,610
Average net assets (000)	$402,196	$387,625		$315,208	$267,715	$388,262
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement, before taxes	1.18%	1.19%		1.19%	1.20%	1.17%
Expenses after waivers and/or expense reimbursement, after taxes(f)	3.29%	7.06%		0.71%	1.67%	1.13%
Expenses before waivers and/or expense reimbursement, before taxes	1.18%	1.19%		1.19%	1.20%	1.17%
Net investment income (loss)	0.80%	0.06%		0.34%	0.62%	0.37%
Net investment income (loss), after taxes(g)	0.65%	0.06%		0.35%	0.63%	0.37%
Portfolio turnover rate(h)	40%	37%		42%	45%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Tax estimate for the ratio calculation is derived from the net investment income (loss), realized and unrealized gains (losses).
(g)	Tax estimate for the ratio calculation is derived from the net investment income (loss) only.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison MLP Fund    25

Financial Highlights (continued)

Class R6 Shares

	Year Ended November 30,

	2023	2022		2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.28	$5.93		$4.53	$5.98	$6.59
Income (loss) from investment operations:
Net investment income (loss)	0.06	-	(b)(c)	0.01	0.02	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.55	1.74		1.71	(1.12)	(0.23)
Total from investment operations	0.61	1.74		1.72	(1.10)	(0.16)
Less Dividends and Distributions:
Dividends from net investment income	(0.47)	(0.39)		(0.11)	-	-
Tax return of capital distributions	-	-		(0.21)	(0.35)	(0.45)
Total dividends and distributions	(0.47)	(0.39)		(0.32)	(0.35)	(0.45)
Net asset value, end of year	$7.42	$7.28		$5.93	$4.53	$5.98
Total Return(d):	9.04%	29.99%		38.32%	(18.60)%	(2.89)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$56,523	$64,413		$42,615	$17,116	$2,611
Average net assets (000)	$55,166	$53,695		$35,663	$3,836	$7,303
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement, before taxes	1.09%	1.10%		1.11%	1.20%	1.17%
Expenses after waivers and/or expense reimbursement, after taxes(f)	3.20%	6.97%		0.63%	1.67%	1.13%
Expenses before waivers and/or expense reimbursement, before taxes	1.09%	1.10%		1.11%	1.33%	1.41%
Net investment income (loss)	0.89%	0.01%		0.21%	0.53%	1.06%
Net investment income (loss), after taxes(g)	0.74%	0.01%		0.22%	0.54%	1.06%
Portfolio turnover rate(h)	40%	37%		42%	45%	23%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Tax estimate for the ratio calculation is derived from the net investment income (loss), realized and unrealized gains (losses).
(g)	Tax estimate for the ratio calculation is derived from the net investment income (loss) only.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 18 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Jennison MLP Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek total return.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

PGIM Jennison MLP Fund    27

Notes to Financial Statements (continued)

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, MLPs, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or

PGIM Jennison MLP Fund    29

Notes to Financial Statements (continued)

loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Distributions from MLPs: Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded. For the year ended November 30, 2023, the Fund estimates that 100% of the MLP distributions received from investments taxed as partnerships would be treated as return of capital while the nature of distributions received from MLP investments taxed as corporations will typically be considered dividend income.

Income Taxes: The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code (the “Code”). This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund is treated as a regular C-corporation for federal, state and local income tax purposes and will be required to pay federal, state and local income tax on its taxable income.

The Fund intends to invest primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income or loss in computing its own taxable income or loss. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards.

The Fund will accrue a deferred income tax liability balance, at the effective statutory United States federal income tax rate of 21% plus an estimated state and local income tax rate for its future tax liability associated with the capital appreciation of its investments, the distributions received by the Fund on interests of MLPs considered to be return of capital, and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) it is more-likely-than-not that some portion or the entire deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance are the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not be available on a timely basis, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund may modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal, state, and local income taxes, if any, as income tax expense on its Statement of Operations. For the year ended November 30, 2023, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

State franchise taxes are separate and distinct from state income taxes. State franchise taxes are imposed on a corporation for the right to conduct business in the state and typically are based off the net worth or capital apportioned to a state. Due to the nature of the Fund’s investments, the Fund may be required to file franchise state returns in several states.

PGIM Jennison MLP Fund    31

Notes to Financial Statements (continued)

Dividends and Distributions: The Fund expects to pay distributions from its gross income to its shareholders quarterly. The estimated tax character of the distributions will be either qualified dividend income or a return of capital. The estimated characterization of the distributions paid will be based on the operating results during the period, and their actual tax character will not be determined until after the end of the fiscal year. Due to the tax characterization of distributions made by the underlying MLP securities held by the Fund, the Fund may have a significant portion of its distributions consist of return of capital for U.S. federal income tax purposes. Dividends and distributions to shareholders are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended November 30, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
1.00% of average daily net assets up to $1 billion;	1.00%
0.98% of average daily net assets from $1 billion to $3 billion;
0.96% of average daily net assets from $3 billion to $5 billion;
0.95% of average daily net assets from $5 billion to $10 billion;
0.94% of average daily net assets over $10 billion

The Manager has contractually agreed, through March 31, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.50%
C	2.25
Z	1.25
R6	1.20

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through March 31, 2025 to limit such fees on certain classes based on the daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.30%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended November 30, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$61,649	$ 34

PGIM Jennison MLP Fund    33

Notes to Financial Statements (continued)

Class	FESL	CDSC
C	$—	$1,691

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended November 30, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended November 30, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$218,735,796	$255,965,614

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended November 30, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wb)
$—	$133,695,434	$125,604,404	$—	$—	$8,091,030	8,091,030	$263,128

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Currently, the federal income tax rate for a corporation is 21%. The Fund is currently using an estimated rate of 1.52% for state and local tax, net of federal tax benefit.

The Fund’s income tax expense/(benefit) consists of the following:

November 30, 2023	Current	Deferred	Total
Federal	$ —	$10,382,170	$10,382,170
State	33,249	715,258	748,507
Valuation Allowance	—	—	—

Total tax expense/(benefit)	$33,249	$11,097,428	$11,130,677

The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Description	Amount	Rate

Application of statutory income tax rate	$11,413,958	21.00%

State income taxes, net of Federal benefit	826,153	1.52%

Change in estimated tax rate	(14,388)	(0.03)%

Effect of permanent difference	(1,095,046)	(2.01)%

Total income tax expense/(benefit)	$11,130,677	20.48%

As of November 30, 2023, components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:

Net operating loss carryforward	$2,943,383

Capital loss carryforward	2,250,517

Other adjustments	340,938

Valuation allowance	—

Deferred tax liabilities:

Net unrealized gain on investment securities (tax basis)	(37,091,279)

GAAP vs tax deferred income from MLP Investments	(11,955,294)

Net deferred tax liability	$(43,511,735)

Net operating loss carryforwards are available to offset future taxable income. The Tax Cuts and Jobs Act (TCJA) of 2017 eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years

PGIM Jennison MLP Fund    35

Notes to Financial Statements (continued)

beginning after December 31, 2017. The TCJA also established a limitation on the utilization of any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization. The 80% limitation established by the TCJA was effective for the NOLs generated in the fiscal period ending in November 30, 2019. The Coronavirus Aid, Relief, and Economic Stability Act (CARES Act) was signed into law on March 27, 2020. The CARES Act delays the application of the 80% net operating loss limitation, established under the TCJA, to tax years ending November 30, 2022 and beyond. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2017	$1,321,585	November 30, 2037
November 30, 2018	9,542,499	November 30, 2038
November 30, 2019	78,648	Indefinite
November 30, 2022	2,127,351	Indefinite

Net capital loss carryforwards are available to offset future capital gains. Capital loss carryforwards can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2025. The Fund has capital loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2020	$9,993,414	November 30, 2025

For the year ended November 30, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$35,952,596	$—	$—	$35,952,596

For the year ended November 30, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$30,145,035	$—	$—	$30,145,035

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$366,596,795	$220,513,718	$(2,723,145)	$217,790,573

GAAP basis may differ from tax basis due to certain tax-related adjustments.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of November 30, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
R6	5,257,685	69.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	7	80.7

PGIM Jennison MLP Fund    37

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended November 30, 2023:
Shares sold	536,700	$3,647,440
Shares issued in reinvestment of dividends and distributions	398,882	2,678,278
Shares purchased	(1,236,180)	(8,344,249)
Net increase (decrease) in shares outstanding before conversion	(300,598)	(2,018,531)
Shares issued upon conversion from other share class(es)	635,294	4,324,886
Shares purchased upon conversion into other share class(es)	(234,752)	(1,599,868)
Net increase (decrease) in shares outstanding	99,944	$706,487

Year ended November 30, 2022:
Shares sold	1,719,078	$11,426,343
Shares issued in reinvestment of dividends and distributions	310,501	2,058,745
Shares purchased	(1,458,880)	(9,515,783)
Net increase (decrease) in shares outstanding before conversion	570,699	3,969,305
Shares issued upon conversion from other share class(es)	449,398	2,860,375
Shares purchased upon conversion into other share class(es)	(473,042)	(3,012,946)
Net increase (decrease) in shares outstanding	547,055	$3,816,734

Class C
Year ended November 30, 2023:
Shares sold	475,888	$2,927,065
Shares issued in reinvestment of dividends and distributions	400,378	2,432,449
Shares purchased	(963,993)	(5,900,390)
Net increase (decrease) in shares outstanding before conversion	(87,727)	(540,876)
Shares purchased upon conversion into other share class(es)	(460,832)	(2,827,966)
Net increase (decrease) in shares outstanding	(548,559)	$(3,368,842)

Year ended November 30, 2022:
Shares sold	940,199	$5,604,957
Shares issued in reinvestment of dividends and distributions	337,855	2,055,274
Shares purchased	(732,347)	(4,382,549)
Net increase (decrease) in shares outstanding before conversion	545,707	3,277,682
Shares purchased upon conversion into other share class(es)	(381,247)	(2,224,849)
Net increase (decrease) in shares outstanding	164,460	$1,052,833

Share Class	Shares	Amount

Class Z
Year ended November 30, 2023:
Shares sold	8,999,446	$62,776,076
Shares issued in reinvestment of dividends and distributions	3,895,738	27,111,511
Shares purchased	(15,637,880)	(108,729,403)
Net increase (decrease) in shares outstanding before conversion	(2,742,696)	(18,841,816)
Shares issued upon conversion from other share class(es)	290,037	2,036,701
Shares purchased upon conversion into other share class(es)	(498,730)	(3,556,047)
Net increase (decrease) in shares outstanding	(2,951,389)	$(20,361,162)

Year ended November 30, 2022:
Shares sold	21,072,126	$140,726,514
Shares issued in reinvestment of dividends and distributions	3,337,287	22,795,591
Shares purchased	(20,822,628)	(138,942,680)
Net increase (decrease) in shares outstanding before conversion	3,586,785	24,579,425
Shares issued upon conversion from other share class(es)	534,210	3,486,573
Shares purchased upon conversion into other share class(es)	(177,098)	(1,154,336)
Net increase (decrease) in shares outstanding	3,943,897	$26,911,662

Class R6
Year ended November 30, 2023:
Shares sold	1,787,396	$12,582,817
Shares issued in reinvestment of dividends and distributions	528,850	3,684,417
Shares purchased	(3,777,797)	(26,138,650)
Net increase (decrease) in shares outstanding before conversion	(1,461,551)	(9,871,416)
Shares issued upon conversion from other share class(es)	224,695	1,622,294
Net increase (decrease) in shares outstanding	(1,236,856)	$(8,249,122)

Year ended November 30, 2022:
Shares sold	3,283,140	$22,306,479
Shares issued in reinvestment of dividends and distributions	465,164	3,195,741
Shares purchased	(2,086,247)	(13,804,664)
Net increase (decrease) in shares outstanding before conversion	1,662,057	11,697,556
Shares issued upon conversion from other share class(es)	6,674	45,183
Net increase (decrease) in shares outstanding	1,668,731	$11,742,739

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023

PGIM Jennison MLP Fund    39

Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended November 30, 2023. The average daily balance for the 3 days that the Fund had loans outstanding during the period was approximately $767,000, borrowed at a weighted average interest rate of 6.42%. The maximum loan outstanding amount during the period was $767,000. At November 30, 2023, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Energy Sector Risk: The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy. A downturn in the energy sector could have a larger impact on the Fund than on funds that are broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy sector may lag behind the performance of other sectors or industries or the broader market as a whole. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices which may result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries), market conditions, weather patterns, domestic production levels, volume of imports, energy conservation, domestic and foreign governmental regulation, international politics, policies of the Organization of Petroleum Exporting Countries (“OPEC”), taxation, tariffs, and the availability and costs of local, intrastate and interstate transportation methods; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. The energy sector is highly regulated. Changes in the regulatory environment for energy companies may adversely impact their profitability. There is an inherent risk that MLPs and other companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Hydraulic fracturing, or “fracking,” is a relatively new technique for releasing and extracting natural gas trapped in underground shale formations. The fracking sector is facing allegations from environmentalists and some landowners that the technique may cause serious difficulties, which has led to uncertainty about the nature, extent, and cost of the environmental regulation to which it may ultimately be subject.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located

PGIM Jennison MLP Fund    41

Notes to Financial Statements (continued)

outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the Fund’s prospectus expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgements about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Master Limited Partnerships Risk: The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate

PGIM Jennison MLP Fund    43

Notes to Financial Statements (continued)

volatility, these investments may not provide attractive returns. Since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Small and Medium Sized Companies Risk: Small and medium sized companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, their prices may fluctuate more than the stocks of larger, more established companies. Historically, small and medium sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and medium sized companies generally are more illiquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like.

Tax Risk: The Fund’s investment policies involve complicated and in some cases unsettled accounting, tax and valuation issues that may result in unexpected and potentially significant consequences for the Fund and its shareholders. Tax risks associated with investments in the Fund include but are not limited to the following:

MLP Tax Risk: A change in current tax law or a change in the underlying business mix of a given MLP could result in the MLP being treated as a corporation rather than a partnership for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

Fund Structure Risk: Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a flat rate of 21%), and will also be subject to state and local income taxes. The 20% deduction for “qualified business income” and certain other items of income will not be available to Fund shareholders, but might be available to an individual investing directly in an MLP.

Tax Estimation/NAV Risk: In calculating the Fund’s daily net asset value (“NAV”), the Fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances. Any deferred tax liability balance will reduce the Fund’s NAV, and any deferred tax asset balance (reduced by any valuation allowance) will increase the Fund’s NAV. To estimate these amounts, the Fund will rely to some extent on information provided by MLPs, which may not be provided on a timely basis. The daily estimate of these amounts could vary dramatically from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

Distribution Risk: Due to the tax characterization of distributions made by MLPs, the Fund expects that a significant portion of its distributions will consist of return of capital for U.S. federal tax purposes. Additionally, to the extent that the Fund’s distributions to shareholders approximately equal the distribution rate that the Fund receives from the Fund’s MLP investments and the other securities in which the Fund invests, including any income (without any deduction for Fund expenses), a larger portion of the Fund’s distribution to shareholders will consist of return of capital for U.S. federal tax purposes than the distributions the Fund receives from the MLPs. Generally, a fund distribution will constitute return of capital, rather than a qualified or other taxable dividend, to the extent that it exceeds the Fund’s current and accumulated earnings and profits. Return of capital reduces a shareholder’s adjusted cost basis in the Fund’s shares, impacting the amount of any capital gains or loss realized by the shareholder upon selling the Fund’s shares. Once a shareholder’s adjusted cost basis has been reduced to zero (due to return of capital), any further distributions will be treated as capital gains.

10.	Recent Regulatory Developments

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

PGIM Jennison MLP Fund    45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 18 and Shareholders of PGIM Jennison MLP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison MLP Fund (the “Fund”) as of November 30, 2023, the related statement of operations for the year ended November 30, 2023, the statements of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the four years in the period ended November 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the four years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for the year ended November 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

January 18, 2024

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100	Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Jennison MLP Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison MLP Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 106

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

PGIM Jennison MLP Fund

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 106

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund and the PGIM Rock ETF Trust; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

PGIM Jennison MLP Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

George Hoyt 1965 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since September 2023); Assistant Secretary (since December 2023) of the PGIM Rock ETF Trust and the PGIM Credit Income Fund; Assistant Secretary (since September 2023) of the PGIM Private Credit Fund and PGIM Private Real Estate Fund, Inc.; formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020-2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).

Since December 2023

Devan Goolsby 1991 Assistant Secretary

Vice President and Corporate Counsel of Prudential (since May 2023); Assistant Secretary (since December 2023) of the PGIM Rock ETF Trust and the PGIM Credit Income Fund; Assistant Secretary (since September 2023) of the PGIM Private Credit Fund and PGIM Private Real Estate Fund, Inc.; formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).

Since December 2023

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since December 2023) of the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

PGIM Jennison MLP Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer of the PGIM Rock ETF Trust; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund and the PGIM Rock ETF Trust; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.

Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

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∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Rock ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison MLP Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison MLP Fund (the “Fund”) 1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1 PGIM Jennison MLP Fund is a series of Prudential Investment Portfolios 18.

PGIM Jennison MLP Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison, as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits

PGIM Jennison MLP Fund

Approval of Advisory Agreements (continued)

derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	2nd Quartile	1st Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the five-year period and underperformed its benchmark over the remaining periods.

•	The Board noted that PGIM Investments is encouraged by the Fund’s strong returns on an absolute basis in 2022, which after fees was still over 20%.

Visit our website at pgim.com/investments

•

The Board further considered PGIM Investments’ assertion that benchmark-relative underperformance was largely driven by tax withholding requirements and while peers have similar requirements, timing differences in appreciation/depreciation can lead to varying degrees of impact.

•	The Board also noted that the Fund has outperformed its benchmark index in six and outperformed its peer group median in seven out of the nine calendar years since its inception.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.50% for Class A shares, 2.25% for Class C shares, 1.25% for Class Z shares, and 1.20% for Class R6 shares through March 31, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison MLP Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street
New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432
Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue
New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison MLP Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON MLP FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PRPAX	PRPCX	PRPZX	PRPQX

CUSIP	74440G701	74440G800	74440G883	74440G859

MF218E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended November 30, 2023 and November 30, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $63,070 and $59,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended November 30, 2023 and November 30, 2022: none.

(c) Tax Fees

For the fiscal years ended November 30, 2023 and November 30, 2022: none.

(d) All Other Fees

For the fiscal years ended November 30, 2023 and November 30, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended November 30, 2023	Fiscal Year Ended November 30, 2022
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2023 and November 30, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 18

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	January 18, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 18, 2024

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	January 18, 2024